Exhibit 10.67

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

September 29, 2009

Mr. Jim Tait

SVP AOL Technologies

AOL, LLC

22000 AOL Way

Dulles, Virginia 20166

Re:	Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and AOL LLC (f/k/a/ America Online, Inc.) (“Customer”) effective as of April 18, 2000, as amended (the “Managed Modem Agreement”).

Dear Mr. Tait:

This letter agreement (the “Letter Agreement”) is intended to supplement that certain letter agreement by and between Level 3 and Customer dated September 1, 2009 by inserting one provision inadvertently omitted from the letter agreement, as follows:

1.	[****]: Effective September 1, 2009, Customer and Level 3 agree that [****].

2.	Other existing terms and conditions: All other terms and conditions in the Managed Modem Agreement not specifically addressed herein will remain in effect. In the event of any conflicts between the terms of the Managed Modem Agreement and this Letter Agreement, the terms of this Letter Agreement shall govern.

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

LEVEL 3 COMMUNICATIONS, LLC

Accepted and agreed:

AOL LLC

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